Putnam
New York
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-04

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of voluntary reforms. We would like to call your attention to two of them that are now being included in these reports to provide shareholders with more useful information about their investments. Following the performance tables in the Performance Summary, you will find new expense and risk comparison information for your fund. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in your fund's Lipper peer group. The risk comparison shows your fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information can function as a valuable tool for you and your financial advisor to use when making decisions about your financial program. These enhancements to our reports are part of the additional disclosure we are committed to providing to shareholders.

Despite strong performance from investments in airline-related industrial development bonds and other lower-rated, economically sensitive municipal bonds, Putnam New York Tax Exempt Income Fund delivered slightly negative returns for the six months ended May 31, 2004. The fund's results at net asset value fell shy of results for the Lehman Municipal Bond Index but were slightly ahead of the average for its Lipper category. You will find the details on the facing page.

As always, we appreciate your support of Putnam Investments.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 21, 2004


Report from Fund Management

Fund highlights

 * Putnam New York Tax Exempt Income Fund's class A shares posted a total return of -0.67% at net asset value (NAV) and -5.43% at public offering price (POP) for the six months ended May 31, 2004.

 * Due to differences in portfolio quality and composition, the fund's
   NAV performance fell somewhat short of the Lehman Municipal Bond Index, a nationally diversified benchmark, which returned -0.22% for the six-month period.

 * The fund's results at NAV were slightly ahead of the -0.75% average return for its Lipper category, New York Municipal Debt Funds, for the same period.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Although municipal bond prices experienced little overall change during the six months ended May 31, 2004, the intervening months proved to be quite eventful for bond investors. During the early months of the reporting period, interest rates remained low while investors waited for evidence that the U.S. economy was recovering. By spring, however, interest rates climbed in response to robust reports of economic growth, and municipal bond prices fell sharply. These two contrasting three-month periods, in effect, netted each other out, producing basically flat performance at NAV for the reporting period. This helps explain why the fund's results at NAV lagged its nationally diversified benchmark but edged slightly ahead of the average for its Lipper peer group. The fund's investments in lower-rated, airline-related industrial development bonds (IDBs), which responded favorably to the stronger economic growth, and the various higher-yielding bonds in its portfolio performed well.

FUND PROFILE

Putnam New York Tax Exempt Income Fund seeks to provide as high a level of current income free from federal, New York state, and New York City personal income taxes as we believe to be consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds primarily issued in New York.


Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were volatile between December 1, 2003, and May 31, 2004. Yields trended downward for much of the period but corrected sharply in late March and April in response to stronger economic data. At the end of the period, yields on 10-year AAA-rated municipal bonds were slightly higher than they had been at the beginning of the period.

The ratio of municipal bond yields to Treasury yields fell to about 80% in December, which means the difference between the yields of 10-year municipal bonds and 10-year Treasuries increased. The ratio edged up to about 85% by the end of the fiscal period. Overall, the yield curve, which shows the differences in yields over a range of bond maturities, flattened somewhat, and credit spreads, which show the difference in yields between higher- and lower-rated bonds, generally narrowed.

The economy improved on nearly all fronts, including job growth. The Federal Reserve Board held the federal funds rate steady at 1%, but hinted at a potential rate hike in the near future. Municipal bond issuance was very strong as states and municipalities sought to address budget shortfalls that resulted from decreased tax revenues. In May, California issued the first portion of its recently approved $15 billion bond issue to help alleviate the state's budget crisis. Although ongoing tobacco litigation continued to make headlines, the municipal bond market largely discounted the news. Airline-related IDBs turned in mixed results as a period of strength was followed by weakening toward period-end. In our opinion, the combination of higher fuel costs and competition from low-cost carriers makes the prospects for major airlines less certain.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                         -0.22%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.60%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                           0.38%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        3.29%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.79%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)              4.53%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 10.32%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 5/31/04.
-------------------------------------------------------------------------------

Strategy overview

In an increasingly strong economy, it appears likely that interest rates will rise further. Consequently, we shortened the fund's duration (a measure of a fund's sensitivity to changes in interest rates) relative to its peer group during the period.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to sell into strength where appropriate. We also continued to diversify the portfolio by adding selectively to the fund's lower-quality holdings. These below-investment-grade, higher-yielding bonds are not a component of the fund's benchmark, but we believe that careful selection among them can continue to provide the fund with attractive opportunities for income.

In our view, the backdrop for the tobacco industry remains fundamentally positive; however, your fund is underweighted in tobacco settlement bonds sold by New York issuers because they are trading at high levels in comparison with those of national issuers. Although we like the sector, we do not see value in these bonds at the present time. As certain airline-related IDBs continued to rebound during the period, we took the opportunity to sell the fund's holdings into this strength. As noted previously, our outlook for the major airlines is not favorable at this time.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                            as of 11/30/03           as of 5/31/04

Education                       12.8%                    13.7%

Utilities and power             13.2%                    13.4%

Transportation                  11.3%                     9.2%

Water and sewer                  9.4%                     8.6%

Health care                      8.6%                     7.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Airline-related industrial development bonds had a significant positive impact on performance for the semiannual period, although these issues gave up some of their strong gains in the final months of the period. IDBs are municipal bonds that are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. During the summer of 2003, the airline industry continued to feel the effects of declining air traffic, high fixed costs, and high-profile bankruptcies. However, as geopolitical tensions eased and the global economy began to show signs of increased growth, investors became more optimistic about prospects for airline-industry fundamentals. This led to a sharp rise in the price of airline-backed IDBs as many of these bonds recovered from distressed price levels.

The fund held IDBs backed by American Airlines and British Airways. We took advantage of price appreciation in this sector to selectively trim the fund's exposure to American Airlines. Since these bonds had been in the portfolio for some time, the sale did not result in a profit based on the acquisition cost, but the fund was able to sell on strength rather than in distress.

Credit spreads -- the difference in yield between higher- and lower-rated bonds -- narrowed during the six months ended May 31, reflecting investors' rising confidence in the economy and fiscal health of lower-rated issuers. We have been diversifying holdings in this sector, adding to the fund's credit diversity and sector exposures. The fund's investments in the Huntington New York Housing Authority bonds for Gurwin Jewish Senior Residences and New York City Industrial Development Agency bonds issued for Visy Paper contributed positively to performance.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (49.0%)

Aa/AA (21.0%)

A (12.0%)

Baa/BBB (7.6%)

Ba/BB (4.1%)

B (2.0%)

Caa (0.2%)

VMIG1 (4.1%)

Footnote reads:
As a percentage of market value as of 5/31/04. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


A bond issued by the New York City Industrial Development Agency to provide funds for Brooklyn Polytechnic University was a detractor from performance, due to declining enrollment at the university and an ensuing credit downgrade to Ba2 by Moody's in January 2004. We reduced the fund's exposure to this issue, as we do not expect a recovery in the near term. Another portfolio holding within the education sector issued by Otsego County Industrial Development Agency for Hartwick College detracted from results as declining applications and matriculation triggered operating losses. We eliminated the fund's position in this issue during the period.

The fund's investment in bonds issued by Westchester County Health Care Corp. also dampened results for the reporting period. We sold the bonds while they were still rated investment grade but not before the market's perception of their increasing risk took some toll on their price. Since the sale, these bonds have fallen to non-investment-grade status due to sharply deteriorating financial performance of the hospital and Westchester County's unwillingness to extend credit support to the hospital.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Early in 2004, lingering unemployment had been an anomaly in an otherwise robust economic recovery. However, in early April, employment data at last showed marked improvement in job creation. We believe the underlying strength in the economy will foster higher interest rates in the future. In keeping with our views, the fund's duration is now relatively short in order to keep the portfolio defensively positioned. We expect that the credit quality of general obligation municipal bonds will improve gradually as the economy improves and tax revenues increase. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they remain attractive and could narrow further. As a result, we believe credit risk is worth taking in moderate amounts, while we continue to seek diversification by sector and issuer. We will closely monitor market conditions as we pursue a high level of tax-free income and seek to manage the fund's risk exposure.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended May 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/04
-----------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (9/2/83)              (1/4/93)             (7/26/99)             (4/10/95)
-----------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-----------------------------------------------------------------------------------------------------------------
6 months                  -0.67%     -5.43%     -1.01%     -5.87%     -1.18%     -2.15%     -0.93%     -4.15%
-----------------------------------------------------------------------------------------------------------------
1 year                    -0.26      -5.05      -0.92      -5.68      -1.18      -2.13      -0.66      -3.93
-----------------------------------------------------------------------------------------------------------------
5 years                   26.73      20.67      22.67      20.69      21.16      21.16      24.83      20.82
Annual average             4.85       3.83       4.17       3.83       3.91       3.91       4.54       3.86
-----------------------------------------------------------------------------------------------------------------
10 years                  68.40      60.36      57.78      57.78      54.70      54.70      63.01      57.63
Annual average             5.35       4.84       4.67       4.67       4.46       4.46       5.01       4.66
-----------------------------------------------------------------------------------------------------------------
Annual average (life
of fund)                   7.83       7.57       7.00       7.00       6.94       6.94       7.39       7.22
-----------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, the fund had limited expenses, without which returns would have been lower.



-------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/04
-------------------------------------------------------------------------
                                                Lipper New York
                           Lehman Municipal  Municipal Debt Funds
                              Bond Index       category average*
-------------------------------------------------------------------------
6 months                        -0.22%              -0.75%
-------------------------------------------------------------------------
1 year                          -0.03               -0.59
-------------------------------------------------------------------------
5 years                         30.64               24.14
Annual average                   5.49                4.41
-------------------------------------------------------------------------
10 years                        84.79               70.44
Annual average                   6.33                5.47
-------------------------------------------------------------------------
Annual average
(life of fund)                   8.30                7.60
-------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 5/31/04, there were 108, 106, 84, and 46 funds, respectively, in this Lipper category.


----------------------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/04
----------------------------------------------------------------------------------------------------------------------------------
                                              Class A        Class B        Class C        Class M
----------------------------------------------------------------------------------------------------------------------------------
Distributions (number)                             6              6              6              6
----------------------------------------------------------------------------------------------------------------------------------
Income 1                                       $0.182751      $0.153336      $0.146799      $0.169391
----------------------------------------------------------------------------------------------------------------------------------
Capital gains 1                                    --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total                                          $0.182751      $0.153336      $0.146799      $0.169391
----------------------------------------------------------------------------------------------------------------------------------
Share value:                                 NAV        POP       NAV            NAV      NAV        POP
----------------------------------------------------------------------------------------------------------------------------------
11/30/03                                     $8.93      $9.38     $8.91          $8.93    $8.94      $9.24
----------------------------------------------------------------------------------------------------------------------------------
5/31/04                                       8.69       9.10*     8.67           8.68     8.69       8.98
----------------------------------------------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------------------------------------------
Current dividend rate 2                      4.22%      4.03%     3.58%          3.43%    3.92%      3.80%
----------------------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3(a)                      7.03       6.72      5.97           5.72     6.53       6.33
----------------------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3(b)                      7.39       7.06      6.27           6.01     6.87       6.65
----------------------------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(with expense limitation) 4                  3.25       3.11      2.61           2.46     2.96       2.86
----------------------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3(a), 4                   5.42       5.18      4.35           4.10     4.93       4.77
----------------------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3(b), 4                   5.69       5.45      4.57           4.31     5.18       5.01
----------------------------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(without expense limitation)                 3.24       3.09      2.59           2.45     2.94       2.84
----------------------------------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charge which took effect on January 28, 2004.

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes (a) maximum 40.01% combined federal income tax and New York state 2004 personal income tax rates or (b) maximum 42.90% combined federal, New York state, and New York City 2004 tax rates. Results for investors subject to lower tax rates would not be as advantageous.

 4 For a portion of the period, this fund had limited expenses, without which returns would have been lower. Based only on investment income, calculated using SEC guidelines.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (9/2/83)              (1/4/93)             (7/26/99)             (4/10/95)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
----------------------------------------------------------------------------------------------------------------------------------
6 months                  -1.13%     -5.85%     -1.35%     -6.20%     -1.52%     -2.49%     -1.28%     -4.46%
----------------------------------------------------------------------------------------------------------------------------------
1 year                     0.40      -4.37      -0.26      -5.05      -0.42      -1.38       0.11      -3.21
----------------------------------------------------------------------------------------------------------------------------------
5 years                   29.44      23.25      25.44      23.44      23.97      23.97      27.66      23.46
Annual average             5.30       4.27       4.64       4.30       4.39       4.39       5.01       4.31
----------------------------------------------------------------------------------------------------------------------------------
10 years                  69.92      61.90      59.38      59.38      56.29      56.29      64.57      59.28
Annual average             5.44       4.94       4.77       4.77       4.57       4.57       5.11       4.76
----------------------------------------------------------------------------------------------------------------------------------
Annual average (life
of fund)                   7.81       7.56       6.99       6.99       6.93       6.93       7.38       7.21
----------------------------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses may have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New York Tax Exempt Income Fund from December 1, 2003, to May 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 5/31/04
-----------------------------------------------------------------------------
                                   Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Expenses paid per $1,000*            $4         $7         $8         $6
-----------------------------------------------------------------------------
Ending value (after expenses)      $993       $990       $988       $991
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period;and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2004, use the calculation method below. To find the value of your investment on December 1, 2003, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 12/01/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 12/1/03  [DIV]    $1,000   X   per $1,000           =  paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $4 (see table above)  =   $40
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 5/31/04
------------------------------------------------------------------------------
                              Class A    Class B    Class C    Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*        $4         $7         $8         $6
------------------------------------------------------------------------------
Ending value (after
expenses)                    $1,021     $1,018     $1,017     $1,019
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period;and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
----------------------------------------------------------------------------
                              Class A    Class B    Class C    Class M
----------------------------------------------------------------------------
Your fund's annualized
expense ratio                  0.82%      1.47%      1.62%      1.12%
----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                         0.82%      1.47%      1.62%      1.12%
----------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B, C and M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk  0.25

Municipal bond
fund average      0.22

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
May 31, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (96.1%) (a)
Principal amount                                     Rating (RAT)         Value

New York (86.8%)
-------------------------------------------------------------------------------
               Albany, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
    $1,460,000 (Albany Med. Ctr.), 6s, 5/1/29        BBB-/P          $1,355,975
     2,750,000 (Charitable Leadership), Ser. A ,
               6s, 7/1/19                            Baa3             2,884,063
     3,400,000 Battery Park, City Auth. Rev. Bonds,
               Ser. A, AMBAC, 5 1/2s, 11/1/16        Aaa              3,731,500
     2,000,000 Chautauqua Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Women's Christian
               Assn.), Ser. A, 6.4s, 11/15/29        B+/P             1,850,000
       800,000 Chemung Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Arnot Ogden
               Med. Ctr.), 5s, 11/1/34               A3                 751,000
    13,500,000 Dutchess Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Bard
               College), 5 3/4s, 8/1/30              A3              14,107,500
    16,000,000 Dutchess Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Vassar College), 5.35s,
               9/1/40                                Aa2             16,200,000
               Erie Cnty., G.O. Bonds
     2,470,000 Ser. C, AMBAC, 5 1/2s, 7/1/29         Aaa              2,547,188
     4,160,000 Ser. B, AMBAC, 5 3/8s, 7/1/20         Aaa              4,414,800
     2,250,000 Essex Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Intl. Paper Co.),
               Ser. A, 6.15s, 4/1/21                 Baa2             2,295,000
     2,650,000 Geneva, Indl. Dev. Agcy. Rev. Bonds
               (Hobart & William Smith Project),
               Ser. A, 5 3/8s, 2/1/33                A                2,663,250
     2,200,000 Hempstead, Indl. Dev. Agcy. Civic
               Fac. Rev. Bonds (Hofstra U.),
               5 1/4s, 7/1/16                        A                2,279,750
     1,250,000 Huntington, Hsg. Auth. Sr. Hsg. Fac.
               Rev. Bonds (Gurwin Jewish Sr.
               Residence), Ser. A, 6s, 5/1/29        B+/P             1,139,063
     1,360,000 Lockport, Hsg. Dev. Corp. Rev. Bonds
               (Urban Pk.Towers), Ser. A, 6s,
               10/1/18                               Baa2             1,383,800
    28,350,000 Long Island, Pwr. Auth. VRDN, Ser.
               2, 1.07s, 5/1/33                      VMIG1           28,350,000
               Long Island, Pwr. Auth. NY Elec.
               Syst. IFB
    16,250,000 9.479s, 12/1/24 (acquired
               5/19/98, cost $17,663,750) (RES)      BBB+/P          17,489,063
     5,000,000 MBIA, 8.87s, 4/1/12 (acquired
               11/3/98, cost $5,422,100) (RES)       AAA              5,700,000
     5,000,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A, 5 1/8s,
               9/1/29                                A-               4,850,000
     2,700,000 Long Island, Pwr. Auth. NY Elec.
               Syst. VRDN, Ser. 2, 1.06s, 5/1/33     VMIG1            2,700,000
     4,090,000 Madison Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Colgate U.), Ser. A, 5s,
               7/1/23                                Aa3              4,120,675
     5,550,000 Metro. Trans. Auth. Commuter Fac.
               Rev. Bonds, Ser. A, U.S. Govt.
               Coll., 6s, 7/1/24                     AAA              6,299,250
     7,000,000 Metro. Trans. Auth. Fac. IFB, FGIC,
               10.432s, 10/1/17 (acquired 2/11/00,
               cost $6,684,500) (RES)                AAA/P            8,890,000
               Metro. Trans. Auth. Fac. Rev. Bonds
    15,400,000 Ser. A, MBIA, 6 1/4s, 4/1/14          Aaa             18,268,250
     4,245,000 Ser. A, MBIA, 6 1/4s, 4/1/13          Aaa              5,014,406
     2,500,000 (Dedicated Tax Fund), Ser. A, MBIA,
               6 1/4s, 4/1/11                        Aaa              2,918,750
    11,020,000 (Trans. Fac.), Ser. A, 6s, 7/1/24     AAA             12,507,700
    14,000,000 (Dedicated Tax Fund), Ser. A, FGIC,
               4 3/4s, 4/1/28                        Aaa             14,857,500
               Metro. Trans. Auth. Rev. Bonds
    13,000,000 Ser. A, AMBAC, 5 1/2s, 11/15/19       Aaa             14,088,750
     1,500,000 Ser. A, FGIC, 5 1/2s, 11/15/19        Aaa              1,661,250
               Metro. Trans. Auth. Svc. Contract
               Rev. Bonds
     3,230,000 (Trans. Fac.), Ser. 3, U.S. Govt.
               Coll., 7 3/8s, 7/1/08                 AAA              3,577,225
    15,820,000 (Trans. Fac.), Ser. O, U.S. Govt.
               Coll., 5 3/4s, 7/1/13                 AAA             17,718,400
    12,500,000 (Commuter Fac.), Ser. O, U.S. Govt.
               Coll., 5 1/2s, 7/1/17                 AAA             13,921,875
    24,345,000 (Trans. Fac.), Ser. O, U.S. Govt.
               Coll., 5 1/2s, 7/1/17                 AAA             27,114,244
     1,000,000 Mount Vernon, Indl. Dev. Agcy. Fac.
               Rev. Bonds (Wartburg Senior Hsg.,
               Inc.-Meadowview), 6.2s, 6/1/29        B+/P               922,500
               Nassau Cnty., G.O. Bonds
     1,125,000 Ser. E, FSA, 6s, 3/1/20               Aaa              1,282,500
     2,790,000 Ser. E, FSA, 6s, 3/1/19               Aaa              3,180,600
     2,735,000 Ser. E, FSA, 6s, 3/1/18               Aaa              3,117,900
     3,465,000 Ser. E, FSA, 6s, 3/1/16               Aaa              3,950,100
     1,000,000 Ser. A, FGIC, 6s, 7/1/13              Aaa              1,148,750
     2,300,000 Ser. A, FGIC, 6s, 7/1/11              Aaa              2,627,750
     2,580,000 Ser. E, FSA, 5.9s, 3/1/15             Aaa              2,928,300
               Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds  (North Shore Hlth.
               Syst.)
       410,000 Ser. A, 6 1/4s, 11/1/21               A3                 432,038
     1,270,000 Ser. B, 5 7/8s, 11/1/11               A3               1,376,363
       825,000 Ser. D, 5 5/8s, 11/1/09               A3                 884,813
     1,615,000 Ser. D, 4 7/8s, 11/1/05               A3               1,673,544
     3,000,000 Niagara Cnty., Indl. Dev. Agcy.
               Rev. Bonds, Ser. D, 5.55s, 11/15/24   Baa1             3,063,750
     6,000,000 Niagara Falls, City School Dist.
               COP, 5 7/8s, 6/15/19                  Baa3             6,127,500
               NY City, G.O. Bonds
     7,265,000 Ser. B, 8 1/4s, 6/1/05                A2               7,735,263
     5,360,000 Ser. B, U.S. Govt. Coll., 8 1/4s,
               6/1/05 (Prerefunded)                  AAA/P            5,711,938
        45,000 Ser. F, 7.6s, 2/1/05                  A2                  45,185
    18,675,000 Ser. B, MBIA, 6 1/2s, 8/15/11         Aaa             21,919,781
    21,495,000 Ser. D, MBIA, 6 1/2s, 11/1/10         Aaa             25,068,544
       945,000 Ser. I, U.S. Govt. Coll., 6 1/4s,
               4/15/27                               Aaa              1,053,675
     1,845,000 Ser. I, U.S. Govt. Coll., 6 1/4s,
               4/15/17                               Aaa              2,057,175
     2,000,000 Ser. I, 5 7/8s, 3/15/14               A2               2,162,500
    23,525,000 Ser. B, 5 1/2s, 12/1/11               A2              25,701,063
     3,000,000 Ser. C, 5 1/4s, 8/1/11                A2               3,221,250
        50,000 NY City, IFB, AMBAC, 10.67s, 9/1/11   Aaa                 50,647
     7,000,000 NY City, City Transitional Fin.
               Auth. IFB, 10.672s, 11/15/29
               (acquired 2/4/00, cost $6,788,320)
               (RES)                                 AA/P             9,135,000
               NY City, City Transitional Fin.
               Auth. Rev. Bonds
     6,500,000 Ser. A, 5 3/4s, 8/15/24               AA+              7,369,375
     2,000,000 AMBAC, 5 1/4s, 8/1/15                 Aaa              2,142,500
     2,500,000 Ser. C, FSA, 5 1/4s, 8/1/12           Aaa              2,753,125
     3,600,000 Ser. B, 5 1/4s, 11/15/05              AA+              3,771,000
        80,000 Ser. C, U.S. Govt. Coll., 5s, 5/1/26  AA+                 86,900
               NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds
     7,330,000 (Parking Corp.), 8 1/2s, 12/30/22     B-/P             6,120,550
     3,295,000 (Staten Island U. Hosp.), Ser. A,
               6 3/8s, 7/1/31                        Baa3             3,023,163
    13,825,000 (Brooklyn Polytech. U. Project J),
               6 1/8s, 11/1/30                       BB+             11,733,969
     7,000,000 (Horace Mann School), MBIA, 5s,
               7/1/28                                Aaa              6,938,750
               NY City, Indl. Dev. Agcy. Rev. Bonds
     7,300,000 (Visy Paper, Inc.), 7.95s, 1/1/28     B+/P             7,628,500
     2,100,000 (British Airways), 7 5/8s, 12/1/32    BB+              2,047,500
     5,000,000 (Brooklyn Navy Yard Cogen.
               Partners), 6.2s, 10/1/22              BBB-             4,887,500
     1,440,000 (Brooklyn Navy Yard Cogen.
               Partners), 5.65s, 10/1/28             BBB-             1,296,000
     2,000,000 (Empowerment Zone-Harlem Mall),
               5 1/8s, 12/30/23                      Baa1             1,877,500
               NY City, Indl. Dev. Agcy. Special
               Arpt. Fac. Rev. Bonds (Airis JFK I,
               LLC)
     9,500,000 Ser. A, 6s, 7/1/27                    Baa3             9,250,625
     9,000,000 Ser. A, 5 1/2s, 7/1/28                Baa3             8,505,000
               NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds
     3,000,000 (American Airlines, Inc.), 6.9s,
               8/1/24                                Caa2             2,058,750
    14,465,000 (Terminal One Group Assn.), 6 1/8s,
               1/1/24                                A3              14,771,803
     5,150,000 (British Airways), 5 1/4s, 12/1/32    BB+              3,720,875
     5,000,000 NY City, Metro. Trans. Auth.
               Rev. Bonds, Ser. A, AMBAC, 5 1/4s,
               1/1/29                                Aaa              5,062,500
               NY City, Muni. Assistance Corp.
               Rev. Bonds
     5,150,000 Ser. E, 6s, 7/1/04                    Aa1              5,169,364
    10,000,000 Ser. P, 5s, 7/1/08                    Aa1             10,775,000
     4,550,000 Ser. O, 5s, 7/1/05                    Aa1              4,717,076
               NY City, Muni. Wtr. & Swr. Fin.
               Auth. IFB
       200,000 13.661s, 6/15/11 (acquired
               8/9/91, cost $207,493) (RES)          Aaa                286,750
     5,000,000 MBIA, 9.37s, 6/15/13                  Aaa              5,113,050
               NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds
    25,600,000 AMBAC, 7 1/2s, 6/15/11                Aaa             31,424,000
    17,500,000 MBIA, 5.2s, 6/15/08                   Aaa             17,696,875
    16,700,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. VRDN, Ser. A, FGIC, 1.08s,
               6/15/25                               VMIG1           16,700,000
               NY City, State Dorm. Auth. Lease
               Rev. Bonds
     5,600,000 (Court Fac.), 6s, 5/15/39             A                5,943,000
     3,000,000 (Westchester Cnty.), 5 1/4s, 8/1/18   Aa1              3,187,500
               NY Cntys., Tobacco Trust III
               Rev. Bonds
     1,000,000 6s, 6/1/43                            Baa2               863,750
     3,500,000 (Tobacco Settlement), 5 3/4s, 6/1/33  Baa2             3,049,375
     6,000,000 NY Cntys., Trust II
               Rev. Bonds (Tobacco Settlement),
               5 3/4s, 6/1/43                        BBB              5,002,500
    13,250,000 NY State Dorm. Auth. IFB, MBIA,
               8.161s, 1/1/09 (acquired 10/22/97,
               cost $15,237,500) (RES)               AAA/P           16,893,750
               NY State Dorm. Auth. Rev. Bonds
     5,000,000 (State U. Edl. Fac.), Ser. A,
               7 1/2s, 5/15/13                       AA-              6,243,750
    18,800,000 (City U. Syst.), Ser. C, 7 1/2s,
               7/1/10                                A3              21,526,000
     2,500,000 (Mount Sinai Hlth.), Ser. A, 6.6s,
               7/1/26                                Ba1              2,471,875
     3,000,000 (Mount Sinai Hlth.), Ser. A, 6 1/2s,
               7/1/25                                Ba1              3,000,000
     1,000,000 (Mount Sinai Hlth.), Ser. C, 6s,
               7/1/26                                Ba1                976,250
     8,950,000 (State U. Edl. Fac.), Ser. A, FSA,
               5 7/8s, 5/15/17                       Aaa             10,303,688
    11,200,000 (State U. Edl. Fac.), Ser. A,
               5 7/8s, 5/15/11                       AA-             12,614,000
     5,250,000 (Winthrop Nassau U.), 5 3/4s, 7/1/28  Baa1             5,348,438
     6,000,000 (NY Dept. of Ed.), Ser. A , MBIA,
               5 3/4s, 7/1/20                        Aaa              6,787,500
     1,340,000 (Schools PG - Issue 2), Ser. E,
               AMBAC, 5 3/4s, 7/1/19                 Aaa              1,474,000
    35,385,000 (U. Syst. Construction), Ser. A,
               5 3/4s, 7/1/18                        AA-             39,144,643
     1,905,000 (Lenox Hill Hosp.), 5 3/4s, 7/1/13    A3               2,066,925
    10,000,000 (Columbia U.), Ser. A, 5 3/4s,
               7/1/10                                Aaa             11,287,500
     2,650,000 (City U. Syst.), Ser. A, FGIC,
               5 3/4s, 7/1/09                        Aaa              2,924,938
     1,310,000 (Mental Hlth. Svcs. Fac.), Ser. B,
               MBIA, 5 3/4s, 7/1/09                  Aaa              1,467,200
    15,600,000 (U. Syst. Construction), Ser. A,
               5 5/8s, 7/1/16                        AA-             17,238,000
     8,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40  Aaa              9,222,500
     2,000,000 (North Shore Long Island Jewish
               Group), 5 1/2s, 5/1/33                A3               2,000,000
     3,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31  Aaa              3,766,875
     2,750,000 (Winthrop Nassau U.), 5 1/2s, 7/1/23  Baa1             2,753,438
    17,810,000 (Mental Hlth. Svcs.), Ser. D, FSA,
               5 1/4s,  8/15/30 (prerefunded)        Aaa             19,724,575
     2,150,000 (Mental Hlth. Svcs.), Ser. D, FSA,
               5 1/4s, 8/15/30                       Aaa              2,158,063
       750,000 (NY Methodist Hosp.), 5 1/4s, 7/1/18  A3                 768,750
               NY State Dorm. Auth. Rev. Bonds
     1,865,000 (NY Methodist Hosp.), 5 1/4s, 7/1/17  A3               1,923,281
     3,465,000 (School Dist. Fin. Project), Ser. A,
               MBIA, 5 1/4s, 10/1/11                 Aaa              3,815,831
    10,000,000 (Memorial Sloan-Kettering Ctr.),
               Ser. 1, 5s, 7/1/34                    Aa2              9,787,500
     3,000,000 (Yeshiva U.), AMBAC, 5s, 7/1/30       Aaa              2,970,000
     3,000,000 (U. of Rochester), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              2,958,750
     2,700,000 (Yeshiva U.), AMBAC, 5s, 7/1/26       Aaa              2,689,875
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/24     Aaa              2,025,000
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/23     Aaa              2,032,500
     7,500,000 (Columbia U.), 5s, 7/1/22             Aaa              7,621,875
     3,000,000 (Columbia U.), Ser. B, 5s, 7/1/22     Aaa              3,063,750
     2,000,000 (Columbia U.), Ser. B, 5s, 7/1/21     Aaa              2,052,500
     1,700,000 Ser. A, MBIA, 5s, 3/15/19             AAA              1,740,375
     2,505,000 (Lutheran Med.), MBIA, 5s, 8/1/12     Aaa              2,696,006
     1,130,000 (Lenox Hill Hosp. Oblig. Group), 5s,
               7/1/07                                A3               1,196,388
    10,000,000 (Colgate U.), MBIA, 4 3/4s, 7/1/28    Aaa              9,500,000
       725,000 (State U. Edl. Fac.), Ser. B,
               zero %, 5/15/09                       AA-                604,469
               NY State Energy Research & Dev.
               Auth. Gas Fac. IFB (Brooklyn Union
               Gas Co.)
     2,000,000 Ser. B, 12.231s, 7/1/26               A+               2,357,500
     3,500,000 11.346s, 4/1/20                       A+               4,178,125
    20,000,000 NY State Energy Research & Dev.
               Auth. Gas Fac. Rev. Bonds (Brooklyn
               Union Gas), 6.952s, 7/1/26            A+              21,775,000
               NY State Energy Research & Dev.
               Auth. Poll. Control Rev. Bonds
    11,750,000 (Niagara Mohawk Pwr. Corp.), Ser. A,
               FGIC, 7.2s, 7/1/29                    Aaa             12,037,288
     7,000,000 (Lilco), Ser. B, 5.15s, 3/1/16        A1               7,087,500
     9,640,000 NY State Env. Fac. Corp. Rev. Bonds
               (NY City Wtr.), Ser. K, 5 1/2s,
               6/15/14                               Aaa             10,820,900
               NY State Env. Fac. Corp. Poll.
               Control Rev. Bonds
     3,425,000 (State Wtr. Revolving Fund), Ser. B,
               6.65s, 9/15/13                        Aaa              3,472,745
     1,735,000 (State Wtr. Revolving Fund), Ser. A,
               6.55s, 9/15/10                        Aaa              1,746,833
       270,000 5 7/8s, 6/15/14                       Aaa                276,413
     1,740,000 5 7/8s, 6/15/14 (Prerefunded)         Aaa              1,777,567
       710,000 Ser. A, 5 7/8s, 6/15/14               Aaa                725,329
     5,620,000 NY State Hsg. Fin. Agcy. Rev. Bonds
               (Multi-Fam. Hsg. Insd. Mtge.
               Program), Ser. A, FHA Insd.,
               7s, 8/15/22                           Aaa              5,629,104
               NY State Hwy. & Bridge Auth.
               Rev. Bonds
     1,000,000 Ser. A, FSA, 6s, 4/1/16               Aaa              1,150,000
     2,000,000 Ser. A, FSA, 5.8s, 4/1/18             Aaa              2,207,500
     2,000,000 Ser. A, FSA, 5 3/4s, 4/1/17           Aaa              2,200,000
    11,740,000 Ser. B, MBIA, 5s, 4/1/05              Aaa             12,084,452
    12,325,000 NY State Med. Care Fac. Fin. Agcy.
               Rev. Bonds  (NY Hosp.), Ser. A,
               AMBAC, 6 1/2s, 8/15/29                Aaa             13,012,365
               NY State Pwr. Auth. Rev. Bonds
     4,250,000 5s, 11/15/20                          Aa2              4,361,563
    31,135,000 5s, 11/15/06                          Aa2             33,197,694
               NY State Thruway Auth. Rev. Bonds,
               Ser. A, MBIA
     4,300,000 5 1/4s, 4/1/22                        Aaa              4,455,875
     3,000,000 5 1/4s, 4/1/12                        Aaa              3,303,750
     2,000,000 (Gen. Hwy. & Bridge Trust Fund),
               Ser. A, MBIA, 5s, 4/1/21              Aaa              2,047,500
               NY State Urban Dev. Corp. Rev. Bonds
     5,830,000 (Correctional Fac.), Ser. 7, 5.7s,
               1/1/16                                AA-              6,413,000
     1,685,000 (Clarkson Ctr.), 5 1/2s, 1/1/20       AA-              1,821,906
     4,000,000 (Personal Income Tax), Ser. C-1,
               FGIC, 5 1/2s, 3/15/19                 Aaa              4,325,000
     3,345,000 (Clarkson Ctr.), 5 1/2s, 1/1/15       AA-              3,662,775
     2,000,000 (Syracuse U. ), 5 1/2s, 1/1/15        AA-              2,190,000
     7,710,000 (Correctional Fac.), Ser. A, 5 1/2s,
               1/1/09                                AA-              8,384,625
       355,000 (Correctional Fac.), Ser. A, 5s,
               1/1/28                                AA-                387,838
     1,000,000 Oneida Cnty., Indl. Dev. Agcy.
               Rev. Bonds (St. Elizabeth Med.),
               Ser. A, 5 7/8s, 12/1/29               BB-/P              860,000
     1,000,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30 (acquired 12/9/98, cost
               $1,000,000) (RES)                     BB-/P            1,037,500
               Orange Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Arden Hill Care Ctr.
               Newburgh), Ser. C
     3,200,000 7s, 8/1/31                            BB-/P            3,124,000
     2,300,000 7s, 8/1/21                            BB-/P            2,282,750
               Port Auth. NY & NJ Rev. Bonds
     3,900,000 (Kennedy Intl. Arpt. - 5th
               Installment), 6 3/4s, 10/1/19         BB+/P            3,948,750
     1,000,000 (Kennedy Intl. Arpt. - 4th
               Installment), 6 3/4s, 10/1/11         BB+/P            1,030,000
     7,750,000 St. Lawrence Cnty., Indl. Dev.
               Rev. Bonds (St. Lawrence U.),
               Ser. A, MBIA, 5s, 7/1/28              Aaa              7,633,750
               Suffolk Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds
       500,000 (Southampton Hosp. Assn.), Ser. B,
               7 5/8s, 1/1/30                        B-/P               493,750
       500,000 (Southampton Hosp. Assn.), Ser. A,
               7 1/4s, 1/1/30                        B-/P               473,125
     2,200,000 (Huntington Hosp.), Ser. B, 5 7/8s,
               11/1/32                               Baa1             2,224,750
               Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Retirement Rev. Bonds
               (Jefferson's Ferry)
     4,000,000 Ser. A, 7.2s, 11/1/19                 BB-/P            4,170,000
     4,000,000 Ser. A, 7 1/4s, 11/1/28               BB-/P            4,135,000
               Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds
     6,200,000 (Peconic Landing), Ser. A, 8s,
               10/1/30                               B+/P             6,254,250
     2,250,000 (Peconic Landing), Ser. B, 7s,
               10/1/30                               B+/P             2,247,188
     2,000,000 (Nissequogue Cogen. Partners Fac.),
               5 1/2s, 1/1/23                        BB+/P            1,832,500
     4,220,000 Suffolk Cnty., Judicial Fac. Agcy.
               Rev. Bonds (John P. Cohalan
               Complex), AMBAC, 5s, 4/15/16          Aaa              4,404,625
               Syracuse, Indl. Dev. Agcy.
               Rev. Bonds (1st Mtge. - Jewish
               Home), Ser. A
     2,800,000 7 3/8s, 3/1/31                        BB-/P            2,859,500
       800,000 7 3/8s, 3/1/21                        BB-/P              821,000
     4,250,000 Tobacco Settlement Rev. Bonds (Asset
               Backed Bonds), Ser. 1, 5 3/4s,
               7/15/32                               BBB              3,745,313
    34,280,000 Triborough Bridge & Tunnel Auth.
               Gen. Purpose Rev. Bonds (Convention
               Ctr.), Ser. E, 7 1/4s, 1/1/10         AA-             38,693,550
    10,360,000 Triborough Bridge & Tunnel Auth.
               IFB, 9.603s, 1/1/12 (acquired
               10/24/97, cost $11,292,564) (RES)     AA-/P           12,341,350
               Triborough Bridge & Tunnel Auth.
               Rev. Bonds
    14,000,000 (Convention Ctr.), Ser. E, 6s,
               1/1/11                                AA-             15,820,000
     5,000,000 MBIA, 5 1/2s, 11/15/20                Aaa              5,518,750
     5,050,000 AMBAC, 5 1/4s, 11/15/16               Aaa              5,510,813
     4,000,000 FGIC, 5 1/4s, 1/1/14                  Aaa              4,285,000
     4,005,000 Yonkers, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (St. John's Riverside
               Hosp.), Ser. A, 7 1/8s, 7/1/31        BB               4,025,025
                                                                 --------------
                                                                  1,194,905,925

Puerto Rico (9.3%)
-------------------------------------------------------------------------------
     9,250,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds, 5 1/2s,
               5/15/39                               BBB              7,492,500
               Cmnwlth. of PR, G.O. Bonds
     3,915,000 FSA, 6 1/2s, 7/1/13                   Aaa              4,673,531
     4,750,000 (Pub. Impt.), MBIA, 5 1/4s, 7/1/18    AAA              5,183,438
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds
     5,000,000 Ser. B, 6s, 7/1/26                    A                5,287,650
     2,275,000 Ser. B, MBIA, 5 7/8s, 7/1/35          AAA/P            2,493,969
     3,000,000 Ser. AA, MBIA, 5 1/2s, 7/1/19         Aaa              3,345,000
     7,035,000 Ser. AA, MBIA, 5 1/2s, 7/1/18         Aaa              7,852,819
     7,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               VRDN, Ser. A, AMBAC, 1.06s, 7/1/28    VMIG1            7,000,000
               PR Elec. Pwr. Auth. Rev. Bonds
    20,000,000 (PA 205), 6.98s, 7/1/07               AAA/P           22,575,000
    10,000,000 Ser. LL, MBIA, 5 1/2s, 7/1/17         Aaa             11,150,000
    10,000,000 Ser. AA, MBIA, 5 3/8s, 7/1/27         Aaa             10,325,000
     3,500,000 MBIA, 5s, 7/1/19                      Aaa              3,710,000
     6,000,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3             6,202,500
    22,000,000 PR Infrastructure Fin. Auth. Special
               Rev. Bonds, Ser. A, 5 1/2s, 10/1/40   Aaa             23,155,000
     7,000,000 U. of PR Rev. Bonds, Ser. O, MBIA,
               5 3/8s, 6/1/30                        Aaa              7,244,720
                                                                 --------------
                                                                    127,691,127
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,242,065,787)                             $1,322,597,052
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,375,980,708.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2004. Securities rated by Putnam are indicated by "/P".

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2004 was $71,773,413 or 5.2% of net assets.

      The rates shown on VRDN are the current interest rates at May 31, 2004.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at May 31, 2004.

      The fund had the following industry group concentrations greater than 10% at May 31, 2004 (as a percentage of net assets):

         Education               13.7%
         Utilities and power     13.4

      The fund had the following insurance concentrations greater than 10% at May 31, 2004 (as a percentage of net assets):

         MBIA                    17.5%

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,242,065,787) (Note 1)                                       $1,322,597,052
-------------------------------------------------------------------------------
Cash                                                               16,376,490
-------------------------------------------------------------------------------
Interest and other receivables                                     23,817,345
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                447,212
-------------------------------------------------------------------------------
Receivable for securities sold                                     18,791,404
-------------------------------------------------------------------------------
Total assets                                                    1,382,029,503

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               2,189,543
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,139,741
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,695,883
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            244,440
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                152,670
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,183
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                523,532
-------------------------------------------------------------------------------
Other accrued expenses                                                100,803
-------------------------------------------------------------------------------
Total liabilities                                                   6,048,795
-------------------------------------------------------------------------------
Net assets                                                     $1,375,980,708

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,313,505,558
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,890,413
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (19,946,528)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         80,531,265
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,375,980,708
-------------------------------------------------------------------------------

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,235,921,017 divided by 142,299,155 shares)                          $8.69
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.69)*                  $9.10
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($127,246,249 divided by 14,674,452 shares)**                           $8.67
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,528,801 divided by 1,097,380 shares)**                              $8.68
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,284,641 divided by 377,939 shares)                                  $8.69
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.69)***                $8.98
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended May 31, 2004 (Unaudited)

Interest income:                                                  $36,421,143
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    3,651,466
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        829,233
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             22,809
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       12,499
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,299,830
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 620,099
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  51,817
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   9,070
-------------------------------------------------------------------------------
Other                                                                 189,904
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           23,657
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (23,657)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (151,300)
-------------------------------------------------------------------------------
Total expenses                                                      6,535,427
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (47,501)
-------------------------------------------------------------------------------
Net expenses                                                        6,487,926
-------------------------------------------------------------------------------
Net investment income                                              29,933,217
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    2,688,678
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period      (42,218,365)
-------------------------------------------------------------------------------
Net loss on investments                                           (39,529,687)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from operations              $(9,596,470)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                      May 31      November 30
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $29,933,217      $59,792,371
-------------------------------------------------------------------------------
Net realized gain on investments                   2,688,678        7,015,857
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   (42,218,365)      19,462,367
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         (9,596,470)      86,270,595
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (26,311,811)     (57,217,245)
-------------------------------------------------------------------------------
Class B                                           (2,487,772)      (4,439,474)
-------------------------------------------------------------------------------
Class C                                             (169,011)        (249,666)
-------------------------------------------------------------------------------
Class M                                              (68,293)         (93,421)
-------------------------------------------------------------------------------
From ordinary income
Class A                                             (245,020)        (245,076)
-------------------------------------------------------------------------------
Class B                                              (21,572)         (21,561)
-------------------------------------------------------------------------------
Class C                                               (1,390)          (1,373)
-------------------------------------------------------------------------------
Class M                                                 (457)            (462)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                                   --      (10,790,681)
-------------------------------------------------------------------------------
Class B                                                   --         (971,353)
-------------------------------------------------------------------------------
Class C                                                   --          (52,685)
-------------------------------------------------------------------------------
Class M                                                   --          (18,043)
-------------------------------------------------------------------------------
From net realized short-term gain on investments
Class A                                                   --       (1,906,145)
-------------------------------------------------------------------------------
Class B                                                   --         (167,699)
-------------------------------------------------------------------------------
Class C                                                   --          (10,676)
-------------------------------------------------------------------------------
Class M                                                   --           (3,591)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 5)                     (94,919,276)      49,700,584
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (133,821,072)      59,782,028

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,509,801,780    1,450,019,752
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $1,890,413 and
$1,262,522, respectively)                     $1,375,980,708   $1,509,801,780
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------

                                        Six months
                                           ended
                                          May 31
Per-share                               (Unaudited)                               Year ended November 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.93           $8.87           $8.79           $8.52           $8.32           $9.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .19 (c)         .38             .40             .42             .45             .44
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.25)            .16             .07             .27             .20            (.65)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       (.06)            .54             .47             .69             .65            (.21)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.18)           (.39)           (.39)           (.42)           (.45)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --            (.09)             --              --              --            (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.18)           (.48)           (.39)           (.42)           (.45)           (.52)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.69           $8.93           $8.87           $8.79           $8.52           $8.32
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      (.67)*          6.25            5.44            8.24            8.07           (2.42)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,235,921      $1,336,936      $1,322,541      $1,362,488      $1,276,566      $1,374,040
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .41* (c)        .82             .82             .81             .82             .83
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.09* (c)       4.23            4.50            4.80            5.40            5.02
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      1.37*           8.08 (d)       17.90           18.63           14.86           13.24
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of 0.01% based on average net assets for class A shares (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------

                                         Six months
                                           ended
                                           May 31
Per-share                               (Unaudited)                                Year ended November 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.91           $8.85           $8.77           $8.51           $8.31           $9.04
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .16 (c)         .32             .34             .37             .39             .38
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.25)            .17             .07             .25             .20            (.65)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       (.09)            .49             .41             .62             .59            (.27)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.15)           (.34)           (.33)           (.36)           (.39)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --            (.09)             --              --              --            (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.15)           (.43)           (.33)           (.36)           (.39)           (.46)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.67           $8.91           $8.85           $8.77           $8.51           $8.31
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                     (1.01)*          5.57            4.75            7.41            7.37           (3.06)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $127,246        $158,081        $119,251        $117,722        $163,839        $195,618
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .74* (c)       1.47            1.47            1.46            1.47            1.48
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.76* (c)       3.59            3.84            4.18            4.75            4.37
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      1.37*           8.08 (d)       17.90           18.63           14.86           13.24
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of 0.01% based on average net assets for class B shares (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          For the
                                         Six months                                                                       period
                                           ended                                                                          July 26,
                                           May 31                                                                        1999+ to
Per-share                               (Unaudited)                        Year ended November 30                         Nov. 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.93           $8.86           $8.79           $8.53           $8.32           $8.61
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .15 (c)         .31             .33             .35             .38             .13
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.25)            .17             .06             .26             .21            (.29)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       (.10)            .48             .39             .61             .59            (.16)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.15)           (.32)           (.32)           (.35)           (.38)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --            (.09)             --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.15)           (.41)           (.32)           (.35)           (.38)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.68           $8.93           $8.86           $8.79           $8.53           $8.32
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                     (1.18)*          5.54            4.48            7.25            7.33           (1.87)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $9,529         $10,909          $5,885          $5,145            $574            $356
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .81* (c)       1.62            1.62            1.61            1.62             .58*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.69* (c)       3.43            3.69            3.93            4.57            1.59*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      1.37*           8.08 (d)       17.90           18.63           14.86           13.24
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of 0.01% based on average net assets for class C shares (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------

                                      Six months
                                           ended
                                          May 31
Per-share                            (Unaudited)                                   Year ended November 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.94           $8.87           $8.79           $8.53           $8.33           $9.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .17  (c)        .35             .37             .40             .42             .41
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.25)            .18             .07             .26             .20            (.64)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       (.08)            .53             .44             .66             .62            (.23)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.17)           (.37)           (.36)           (.40)           (.42)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --            (.09)             --              --              --            (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.17)           (.46)           (.36)           (.40)           (.42)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.69           $8.94           $8.87           $8.79           $8.53           $8.33
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      (.93)*          6.06            5.12            7.78            7.74           (2.60)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $3,285          $3,876          $2,343          $1,793          $1,531          $1,837
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .56* (c)       1.12            1.12            1.11            1.12            1.13
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.94* (c)       3.94            4.17            4.51            5.11            4.72
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      1.37*           8.08 (d)       17.90           18.63           14.86           13.24
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended May 31, 2004 reflect a reduction of 0.01% based on average net assets for class M shares (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York state and City personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities. The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares but lower than class C shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B and class M shares, do not pay a front-end sales charge but have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2003, the fund had a capital loss carryover of $3,848,009 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover was acquired as a result of the November 21, 2003 acquisition of Putnam New York Tax Exempt Opportunities Fund and is subject to limitations imposed by the Code. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
----------------------------------
    $2,816,598   November 30, 2007
        94,422   November 30, 2008
       276,677   November 30, 2009
       660,312   November 30, 2010

The aggregate identified cost on a tax basis is $1,243,166,470, resulting in gross unrealized appreciation and depreciation of $91,185,257 and $11,754,675, respectively, or net unrealized appreciation of $79,430,582.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended May 31, 2004, the fund paid PFTC $710,568 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2004, the fund's expenses were reduced by $47,501 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,947, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended May 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $6,736 and $28 from the sale of class A and class M shares, respectively, and received $120,099 and $575 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended May 31, 2004, Putnam Retail Management, acting as underwriter, received $162 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $18,171,315 and $133,044,418, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At May 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Six months ended May 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,163,968       $28,254,513
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,911,817        17,027,571
----------------------------------------------------------------
                                     5,075,785        45,282,084

Shares repurchased                 (12,501,760)     (111,384,298)
----------------------------------------------------------------
Net decrease                        (7,425,975)     $(66,102,214)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,241,341       $46,852,406
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     5,117,025        45,737,617
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New York Tax Exempt
Opportunities Fund                  14,358,340       128,503,277
----------------------------------------------------------------
                                    24,716,706       221,093,300

Shares repurchased                 (24,177,690)     (215,970,529)
----------------------------------------------------------------
Net increase                           539,016        $5,122,771
----------------------------------------------------------------

                                   Six months ended May 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            260,012        $2,323,205
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       188,253         1,674,670
----------------------------------------------------------------
                                       448,265         3,997,875

Shares repurchased                  (3,507,807)      (31,211,653)
----------------------------------------------------------------
Net decrease                        (3,059,542)     $(27,213,778)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,423,059       $12,706,895
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       441,596         3,941,100
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New York Tax Exempt
Opportunities Fund                   5,979,191        53,429,074
----------------------------------------------------------------
                                     7,843,846        70,077,069

Shares repurchased                  (3,590,457)      (32,030,071)
----------------------------------------------------------------
Net increase                         4,253,389       $38,046,998
----------------------------------------------------------------

                                   Six months ended May 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             78,750          $707,040
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        14,056           125,198
----------------------------------------------------------------
                                        92,806           832,238

Shares repurchased                    (217,331)       (1,938,655)
----------------------------------------------------------------
Net decrease                          (124,525)      $(1,106,417)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            415,490        $3,723,182
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        25,080           224,188
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New York Tax Exempt
Opportunities Fund                     423,630         3,792,208
----------------------------------------------------------------
                                       864,200         7,739,578

Shares repurchased                    (306,174)       (2,730,493)
----------------------------------------------------------------
Net increase                           558,026        $5,009,085
----------------------------------------------------------------

                                   Six months ended May 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,247           $19,095
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,998            45,550
----------------------------------------------------------------
                                         7,245            64,645

Shares repurchased                     (62,918)         (561,512)
----------------------------------------------------------------
Net decrease                           (55,673)        $(496,867)
----------------------------------------------------------------

                                    Year ended November 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            100,659          $897,631
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,503            93,967
----------------------------------------------------------------
Shares issued in
connection with the
merger of Putnam
New York Tax Exempt
Opportunities Fund                     182,073         1,631,404
----------------------------------------------------------------
                                       293,235         2,623,002

Shares repurchased                    (123,841)       (1,101,272)
----------------------------------------------------------------
Net increase                           169,394        $1,521,730
----------------------------------------------------------------

Note 5
Acquisition of Putnam New York Tax
Exempt Opportunities Fund

On November 21, 2003, the fund issued 14,358,340, 5,979,191, 423,630 and
182,073 of class A, class B, class C and class M shares, respectively, in exchange for 14,235,381, 5,921,665, 419,127 and 180,937 of class A, class B, class C and class M shares of Putnam New York Tax Exempt Opportunities Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam New York Tax Exempt Opportunities Fund on November 21, 2003 were $1,333,168,581 and $187,355,963, respectively. On November 21, 2003,
Putnam New York Tax Exempt Opportunities Fund had unrealized appreciation of $8,039,251.


The aggregate net assets of the fund immediately following the acquisition were $1,520,524,544.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended May 31, 2004, Putnam Management has assumed $23,657 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.


Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and
Legal and Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA051-215040  030/345/681  7/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 27, 2004